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Exhibit 10.13

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

TRANSITION AGREEMENT AND MUTUAL GENERAL RELEASE
This Transition Agreement and Mutual General Release (the “Agreement”) is made and entered into by and among Kronos Bio, Inc. together with its Affiliates (collectively, “Kronos”), and Genentech, Inc. and F. Hoffmann-La Roche Ltd together with their Affiliates (collectively, “Genentech”). “Party” refers either to Genentech or Kronos and “Parties” refers to Genentech and Kronos collectively. The “Effective Date” of this Agreement shall be the last date on which any Party to the Agreement signs the Agreement.
RECITALS:
WHEREAS, Genentech and Kronos entered into a Collaboration and License Agreement dated January 6, 2023 as amended from time to time (the “CLA”) under which Kronos was to perform certain research and services for Genentech;
WHEREAS, under the CLA, the Parties entered into two Discovery Research Programs, each with Discovery Research Plans (including for [***]);
WHEREAS the CLA provided for a variety of options and rights at Genentech’s election;
WHEREAS, Kronos has been conducting the Discovery Research Plans for [***] under the CLA;
WHEREAS, the Parties desire to void and cancel all their respective rights and obligations under the CLA and to replace them entirely with the terms of this Agreement and Kronos desires to transition all research to Genentech, and to grant to Genentech the necessary rights and licenses to continue to progress the Discovery Research Programs and the use, development and other exploitation of Program Materials (as defined herein) under terms set forth below;
WHEREAS, the Parties entered a Mutual Confidential Disclosure Agreement & [***] Agreement [***] Agreement”);
WHEREAS, the Parties desire to avoid litigation and resolve all potential or actual disputes in connection with the CLA and any activities, rights and obligations thereunder prior to the Effective Date of this Agreement; and
WHEREAS, neither this Agreement nor its contents shall constitute any admission or evidence, or the basis for any finding or taking of judicial notice, of any wrongdoing or liability whatsoever on the part of the Parties or of any fact other than the terms and conditions of this Agreement and the Parties’ voluntary and binding agreement thereto;

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NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
DEFINITIONS:
“Affiliate” means any entity that, directly or indirectly (through one or more intermediaries) controls, is controlled by, or is under common control with a Party, at any point in time and for so long as such control exists. For purposes of the preceding sentence, “controls”, “controlled”, and “control” means (a) the direct or indirect ownership of more than fifty percent (>50%) of the voting stock or other voting interests or interest in the profits of the applicable Party or entity or (b) the ability to otherwise control or direct the decisions of the board of directors or equivalent governing body thereof. Notwithstanding the foregoing, for purposes of this Agreement, Chugai Pharmaceutical Co., Ltd (“Chugai”), and all business entities controlled by Chugai, will not be considered Affiliates of Genentech.
“Compound” means any molecule that is or was identified, invented, or synthesized by or on behalf of Kronos in the course of performing its activities under the CLA (or under this Agreement) that binds a component of [***].
“Compound IP” means (a) IP that describes, discloses, or covers (i) a Compound or its structure, (ii) methods of use for a Compound, or (iii) methods of manufacture or synthesis for a Compound, or (b) Know-How directly relating to a Compound [***].
“Genentech Materials” has the meaning set forth in Section 5.1(b)(i).
“Improvements to Genentech Materials” means any improvements, modifications, or inventions directly related to Genentech Materials made by or conceived by Kronos.
“Improvements to Kronos Platform” means any improvements, modifications, or inventions directly related to Kronos Platform made by or conceived by Genentech.
“IP” means all intellectual property rights, however denominated, throughout the world, whether or not registered, including both statutory and common law rights, including Patents, Know-How, copyrights, trademarks or otherwise.
“Joint IP” means IP (other than Compound IP, or Know-How and Patents related to Compounds) jointly owned, discovered, or conceived under the laws of the United States, by or on behalf of the Parties or its Affiliates in the course of performing activities under the CLA.
“Know-How” means all information, inventions (whether or not patentable), improvements, practices, formula, trade secrets, techniques, methods, procedures, knowledge, results, test data (including, pharmacological, toxicological, pharmacokinetic and pre-clinical and clinical information, related reports, structure-activity relationship data and statistical analysis), analytical and quality control data, protocols, processes, models, designs, data generated using assays and protocols and other information regarding discovery, development, marketing, pricing, distribution, cost, sales and manufacturing. Know-How includes results and data, including test data (e.g., pharmacological, toxicological, pharmacokinetic and pre-clinical and clinical information, related reports, structure-activity relationship data and statistical analysis data), and analytical and quality control data. Know-How shall not include any Patents.

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“Kronos Platform” means Kronos’s proprietary (a) code, algorithms, processes, and computational methods to map Transcription Regulatory Networks, and (b) covalently immobilized small molecule microarray binding screen.
“[***] Data” means, for [***] respectively, (a) any depiction or description (including any graphical depiction, e.g., a graph or map) of the direct or indirect interactions (including any second or third order interactions) within [***] respectively, and (b) raw data supporting part (a), including experimental and computational results, and in each case (a) and (b), generated in the course of performing activities under the CLA.
“[***] Program" means the [***] Research Plan (and any amendments thereto) and any activities under the CLA related to [***].
“Other IP” means IP, assays, protocols, and other information or Know-How generated or used in the course of performing activities under the CLA, that is not Compounds, Compound IP, or [***] Data.
“Patents” means any and all patents and patent applications and any patents issuing therefrom or claiming priority to, worldwide, together with any extensions (including patent term extensions and supplementary protection certificates) and renewals thereof, reissues, re-examinations, substitutions, confirmation patents, registration patents, invention certificates, patents of addition, renewals, divisionals, continuations, and continuations-in-part of any of the foregoing.
“[***] Program” means the [***] Research Plan (and any amendments thereto) and any activities, under the CLA related to [***].
“Program Materials” means (a) all Compounds, [***] Screening Hits, as well as all: Compound IP, Improvements to Genentech Materials, Kronos’s rights in any Joint IP, items set out in Appendix A, [***] Data, including all Patents claiming or covering any of the foregoing, and all Know How incorporated in any of the foregoing or arising from activities under the Discovery Research Plan (including [***] Program, [***] Program) or the CLA, and (b) all Know-How and Patents that are not included within subclause (a) and have been generated, or are owned, or controlled by Kronos related to any of the foregoing (collectively, the “Related Patents” and “Related Know How”). Notwithstanding the foregoing, Program Materials shall expressly exclude the Kronos Platform and any Improvements to the Kronos Platform.
“Research Plan” means, for each of [***], the Discovery Research Plan and any amendments thereto for such program under the CLA setting out the [***] activities, [***]. To the extent necessary for the interpretation of this Agreement, the Research Plans for the [***] Program and [***] Program (and any amendments thereto) together with applicable definitions from the CLA are hereby incorporated herein by reference. In the event of any conflict between this Agreement and the Research Plans of the CLA or the definitions of the CLA applicable to the Research Plan, this Agreement shall control.
“[***] Screening Hits” means Compounds that result from the conduct of the [***] Program or [***] Program that meet the [***], including: [***].
“[***]” has the definition set forth in the CLA.
“Validated Screening Hits” means with respect to each of the [***] Program and the [***] Program, the [***] Screening Hits that have been evaluated in the [***] outlined in the applicable Research Plan, including [***].

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INTERPRETATION:
Unless context otherwise clearly requires, whenever used in this Agreement:
a)    Capitalized terms (or terms in all capital letters) are defined terms that have the meaning ascribed to them in the applicable definition or within this Agreement, and capitalized terms not defined in this Agreement shall have the meanings set forth in the CLA (and such definitions are incorporated herein by reference). In the event of any conflict between the definitions in this Agreement and the definitions of the CLA, this Agreement shall control.
b)    The words “include” or “including” will be construed as incorporating “but not limited to” or “without limitation”.
c)    All references herein to sections, articles, exhibits, appendices, and schedules will be construed to refer to those of this Agreement.
d)    The word “notice” means notice in writing (whether or not specifically stated).
e)    All references to the words “will”, “must”, and “shall” are interchangeable and understood to be imperative or mandatory in nature.
f)    The singular will include the plural and vice versa.
g)    The words “related thereto” shall refer to all items recited prior to such words.
h)    The word “or” has the inclusive meaning represented by the phrase “and/or”.
i)    The words “successor and assigns” or “successor or assigns” or similar phrase, shall include a party’s heirs, successors, acquirers, executors, administrators, assigns (including any resulting, surviving or new entity in the event of any change of control, merger, reverse merger, or otherwise).
1.    MUTUAL RELEASES.
(a)    Mutual General Release of Claims. Except with respect to the rights and obligations created by this Agreement (including Indemnification under Article 7 herein), and subject to the Consideration set forth in Sections 5.1(a) through 5.1(e) herein, each Party, as well as all of each Party’s past or present affiliates, subsidiaries, divisions, insurers, reinsurers, indemnitors, shareholders, owners, officers, directors, employees, agents, representatives, attorneys, predecessors, acquirers, successors and assigns, hereby releases and discharges each other Party, and each of the Party’s past or present affiliates, subsidiaries, divisions, insurers, reinsurers, indemnitors, shareholders, owners, officers, directors, employees, agents, representatives, attorneys, predecessors, acquirers, successors and assigns (referred to collectively as “Releasees”) from any past and present claims, demands, obligations, actions, causes of action damages, payments, fees, royalties, milestones, costs and expenses (including, but not limited to, attorneys’ fees, expert witness fees, and expert consultant fees) which any Party had, or now has, against any Releasee, whether known or unknown, and including but not limited to the claims that were brought, or could have been brought related to the CLA. Notwithstanding the foregoing, for the purpose of this Agreement, the Parties acknowledge that Chugai was not elected by Genentech to be an ‘Affiliate’ as defined in the CLA, and therefore Chugai and all business entities directly or indirectly controlled by Chugai shall not be considered affiliates of

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Genentech under this Agreement and are expressly excluded from this Agreement. For clarity, the Parties expressly agree that Chugai does not now and never has had any rights under the CLA and that the CLA created no obligations on Kronos for the benefit of Chugai.
(b)    California Civil Code § 1542 Release. The Parties, and each of them, expressly waive any and all rights they have under Section 1542 of the California Civil Code, which provides as follows:
“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.”
EACH PARTY AGREES TO EXPRESSLY WAIVE ANY RIGHTS IT MAY HAVE UNDER THIS CODE SECTION OR UNDER NATIONAL, MULTINATIONAL, FEDERAL, STATE OR COMMON LAW STATUTES, JUDICIAL DECISIONS OR OTHER LAWS OF A SIMILAR NATURE, AND KNOWINGLY AND VOLUNTARILY WAIVES SUCH UNKNOWN CLAIMS.
(c)    The Parties hereby acknowledge that the intention of the Parties to hereby fully, finally, and forever settle and release any and all disputes and differences, known or unknown, suspected or unsuspected, as to the released matters. EACH PARTY AGREES TO EXPRESSLY WAIVE ANY RIGHTS IT MAY HAVE UNDER NATIONAL, MULTINATIONAL, FEDERAL, STATE OR COMMON LAW STATUTES, JUDICIAL DECISIONS OR OTHER LAWS OF A SIMILAR NATURE, AND KNOWINGLY AND VOLUNTARILY WAIVES SUCH UNKNOWN CLAIMS. EACH PARTY ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER CLAIMS OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH IT NOW KNOWS OR BELIEVES TO EXIST WITH RESPECT TO THE RELEASED CLAIMS, AND/OR THE SUBJECT MATTER OF THIS AGREEMENT, WHICH, IF KNOWN OR SUSPECTED AT THE TIME OF EXECUTING THIS AGREEMENT, MAY HAVE MATERIALLY AFFECTED THIS AGREEMENT. NEVERTHELESS, EACH PARTY HEREBY ACKNOWLEDGES THAT THE RELEASED CLAIMS INCLUDE WAIVERS OF ANY RIGHTS, CLAIMS OR CAUSES OF ACTION THAT MIGHT ARISE AS A RESULT OF SUCH DIFFERENT OR ADDITIONAL CLAIMS OR FACTS. EACH PARTY ACKNOWLEDGES THAT IT UNDERSTANDS THE SIGNIFICANCE AND POTENTIAL CONSEQUENCES OF SUCH A RELEASE OF UNKNOWN UNITED STATES AND OTHER JURISDICTION CLAIMS AND OF SUCH A SPECIFIC WAIVER OF RIGHTS. EACH PARTY INTENDS THAT THE CLAIMS RELEASED BY IT UNDER THIS RELEASE BE CONSTRUED AS BROADLY AS POSSIBLE TO THE EXTENT THEY RELATE TO ANY DISPUTE ARISING UNDER THE CLA AND RELEASEES.
(d)    Covenant Not To Sue. Save for the purpose of enforcing this Agreement or pursuant to the Indemnification provision hereunder, each Party and its successors and assigns, covenants that it will not make, bring, voluntarily aid in any way, cause to be commenced or continue any claim arising out of or relating to the performance or failure to perform under the CLA against any other Party.
2.    REPRESENTATIONS AND WARRANTIES.
2.1    Each Party represents and warrants to each other Party as of the Effective Date as follows:
(a)     it has obtained the advice of legal counsel prior to such Party’s execution and delivery of this Agreement, and that such Party’s execution and delivery of this Agreement, including the releases set forth herein, are made voluntarily, and with the express intention of extinguishing all released obligations;

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(b)    this Agreement has been duly executed and delivered and constitutes the legal, valid, and binding obligations of such Party, enforceable in accordance with their terms;
(c)    the execution, delivery and performance of this Agreement does not and will not violate or conflict with any provision of such Party’s organizational documents or bylaws as in effect on the date hereof;
(d)    it has the power and authority to enter into this Agreement and has taken all necessary corporate action to authorize its performance under this Agreement;
(e)    to its knowledge, its entering into this Agreement or performance by it under this Agreement will not violate any federal, state or local licensing or other statute, rule or regulation, or any contractual obligation of such Party;
(f)    it has read this Agreement and it fully understands all the terms and conditions thereof and the meaning of each provision thereof (including specifically the releases and covenants contained herein);
(g)    it has entered into this Agreement of its own free will and volition, and that it has been advised to consult counsel, that it has had the opportunity to consult with an attorney concerning this Agreement and that it freely and voluntarily enters into them; and
(h)    this Agreement was negotiated on an arms’ length basis.
2.2    Kronos further represents and warrants and covenants to Genentech as of the Effective Date (and with respect to Section 2.2(c) through the Transition Period) as follows:
(a)    Kronos has not transferred, out-licensed, sold, assigned, or otherwise encumbered any Compound IP or Program Materials prior to the Effective Date of this Agreement and shall not do so during the term of this Agreement, except for the purpose of compliance with this Agreement;
(b)    There are no Related Patents, and to Kronos’s knowledge, following reasonable inquiry, there is no Related Know How, and
(c)    Kronos shall preserve and protect all Program Materials before and during the Transition Period (as defined below).
3.    NO ADMISSION OF LIABILITY. The Parties acknowledge that the Consideration in Section 5.1 (Consideration & Taxes), was agreed upon in consideration for the releases set forth in Article 1 and that provision of the Consideration is not, and may not be construed as, an admission by either Party of any liability or of any wrongful, tortious, or otherwise unlawful activity. Except in an action to enforce this Agreement, this Agreement and any proceedings or discussions related to this Agreement are inadmissible as evidence of any liability or wrongdoing whatsoever by the Parties.
4.    SUCCESSORS AND ASSIGNS. The Parties understand and agree that the agreements, undertakings, acts and other things done or to be done by them in this Agreement shall run to and be binding upon their heirs, acquirers, executors, administrators, successors and assigns (including in the event of any change of control, merger, reverse merger, or otherwise).

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5.    CONSIDERATION AND TAXES.
5.1    Consideration. In consideration of and in exchange for the releases described herein, the Parties will and hereby do agree:
(a)    [***] Program and [***] Program Transfer to Genentech. From the Effective Date of this Agreement until the completion of the activities set forth in this Section 5.1(a) through and including Section 5.1(d) (the “Transition Period”), Kronos shall promptly and completely transfer the Genentech Materials (as defined below) and Program Materials to Genentech in accordance with this Agreement. Without limiting the foregoing, Kronos shall use diligent efforts to conduct and complete such transfer by [***]. Kronos shall conduct such transfer to enable Genentech to research, develop, use, make, have made, sell, offer to sell, import, and otherwise exploit the Program Materials. Without limitation, such transfer to Genentech shall include:
(i)    transfer of all Compounds [***];
(ii)    copies of all Patents generated, owned or controlled by Kronos covering such Compounds, and Patents within Compound IP generated, owned or controlled by Kronos;
(iii)    assignment and license to Genentech in accordance with Section 5.1(c), and copies of documents related thereto;
(iv)    a copy of the [***] Data generated [***];
(v)    transfer of original scientific notebooks (or certified copies) [***];
(vi)    reasonable consultation with and access to [***].
(b)    Transition. Kronos will conduct the transition as follows:
(i)    Return of Genentech Materials. Unless otherwise instructed by Genentech, Kronos shall return (or destroy at Genentech’s written instruction) all data and tangible materials that were provided to Kronos by Genentech under the applicable Discovery Research Plans (“Genentech Materials”), including as set out in Appendix A.
(ii)    Transfer of Program Materials to Genentech. Kronos shall transfer to Genentech all Genentech Materials and Program Materials. Genentech represents that to its knowledge after reasonable inquiry, no Improvements to Kronos Platform were made by Genentech under the CLA. Such transfer by Kronos shall be conducted in good faith to enable Genentech to initiate and/or continue the use, research, development, commercialization, sale, offer-for-sale, importation or other exploitation of any of the Compounds and Program Materials. Upon transfer, all Program Materials shall be deemed Confidential Information of Genentech.
(iii)    Delivery. Kronos shall be responsible for the costs it incurs in connection with the return of Genentech Materials and transfer of Program Materials under this Section 5.1 (Consideration). For clarity, except with respect to Section 5.1(d) (Payment), (x) [***]. Kronos shall deliver all such Program Materials and Genentech Materials DAP (Incoterms® 2020) (delivered to the Genentech locations set forth in Appendix B). Kronos shall use due care to ensure shipping and delivery preserve the integrity of the Genentech Materials and Program Materials (whether tangible or

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digital). Unless otherwise specified by Genentech, Know-How and Patents or other information shall be provided to Genentech in an electronic/digital format acceptable to Genentech in a manner that is indexed, organized, and reasonably searchable. Unless otherwise agreed by the Parties, such digital items will be transferred to [***] and all such Know-How and Patents or other information shall be provided in a downloadable and printable format, and upon transfer will be deemed Genentech Confidential Information. This includes but is not limited to, all data, protocols, assays, and Compound-specific information. The Parties shall work in good faith to ensure a smooth transfer to Genentech of the Genentech Materials and Program Materials.
(iv)    Destruction of Confidential Information by Kronos. Upon written request of Genentech, Kronos shall certify destruction in writing of all Genentech Confidential Information, and all copies or embodiments thereof. Notwithstanding the foregoing, Kronos may retain one copy of such confidential information solely for purposes of legal archives and compliance, and [***].
(c)    Assignment and Licenses.
(i)    Assignment to Genentech. Kronos hereby assigns to Genentech, Inc. all rights, title and interest in the Program Materials. Kronos shall execute such further documentation as may be necessary or appropriate, and provide reasonable assistance and cooperation necessary to accomplish the ownership and assignment and license provisions of this Agreement; and Kronos shall take such other actions which Genentech may reasonably request, to apply for, register, record, perfect, confirm, and protect the Program Materials. To the extent assignment of any of the foregoing cannot be effectuated as a matter of applicable law or otherwise, Kronos hereby grants to Genentech a perpetual, irrevocable, exclusive (even as to Kronos), sublicensable (through multiple tiers), royalty-free, milestone-free, fully paid-up, worldwide right and license in all fields for all purposes to the Program Materials.
Notwithstanding the foregoing, Kronos shall not be required to assign the Kronos Platform or any improvements thereto to Genentech.
(ii)    Non-Exclusive License to Genentech. Kronos hereby grants to Genentech a perpetual, irrevocable, non-exclusive, sublicensable (through multiple tiers), milestone-free, royalty-free, fully paid-up, worldwide right and license in and to Other IP, Related Patents, and Related Know-How, for any and all uses, including without limitation, as necessary or reasonably useful for Genentech’s use, research, development, commercialization, manufacture, sale, offer-for sale, importation, or other exploitation of the Program Materials. The foregoing non-exclusive license to Other IP (under this Section 5.1(c)(ii)) shall include the Kronos Platform and Improvements to Kronos Platform solely as necessary or reasonably useful for Genentech’s use research, development, commercialization, manufacture, sale, offer-for sale, importation or other exploitation of the Program Materials.
(iii)    Discretion of Genentech. For the avoidance of doubt, all research, development, commercialization, use, manufacture, sale, offer-for sale, importation, or other exploitation of the Program Materials, shall be in Genentech’s sole discretion. Genentech shall have no obligation to continue the [***] Program or [***] Program, nor use, research, develop, commercialize, manufacture, sell, offer-for sale, import, or otherwise exploit any Program Materials.
(d)    Payment. In connection with, and to support the efficient transition of the above-described assets, within [***] following the Effective Date, Kronos shall pay Genentech a one-time non-

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refundable payment of [***] US dollars ($[***]). The Parties agree that following the Effective Date, Kronos shall include in its public securities filings required by the US Securities Exchange Commission or equivalent foreign agency regarding the execution of this Agreement, a statement that in connection with the voiding and cancelation of all the Parties’ respective rights and obligations under the CLA, Kronos has made a one-time payment in connection with such cancelation to support the transition of all activities under the CLA to Genentech. If Kronos is required to file a copy of the Agreement with US Securities Exchange Commission or equivalent foreign agency, Kronos agrees to provide Genentech at least [***] prior written notice and agrees to cooperate with Genentech in connection with any redaction of confidential information therein. Further, [***] will issue a press release approved by the Parties, with a statement in connection with the voiding and cancelation of all the Parties’ respective rights and obligations under the CLA, including Kronos’s payment of undisclosed amount in connection therewith. Kronos shall provide its proposed statement in connection with any filing or press release to Genentech for review reasonably prior to the date of filing or press release, and shall incorporate Genentech’s reasonable comments in relation thereto, provided that for clarity, Kronos shall have the right to make the final decision regarding any such disclosure. For the avoidance of doubt, [***] shall be confidential information of both Parties and shall not be included in any public securities filing or other public disclosure, and Kronos shall use good faith diligent efforts to limit disclosure of confidential information (including [***]) related to this Agreement in any 8K, 10K or otherwise, unless required by Applicable Law. In the event of such legal requirement, Kronos shall provide reasonable advance notice to Genentech with an opportunity to review such filing or disclosure and shall incorporate Genentech’s reasonable comments in relation thereto.
(e)    No Right to Other Payments. Except as expressly provided in this Section 5.1 (Consideration & Taxes) or in connection of enforcement of this Agreement, in addition to the general releases contained in this Article 1 of this Agreement, each Party shall explicitly void, cancel, and waive any and all claims or rights to any fees, costs, payments, milestones, royalties, refunds for amounts paid or claimed pursuant to the CLA, reimbursement for any expenditures, including but not limited to service fees, employee time, and any claims for unjust enrichment to which it may have recourse.
The foregoing Sections 5.1(a) through 5.1(e), hereafter “Consideration”.
5.2    Taxes. Each Party shall be solely responsible for payment of any taxes due and owing (including penalties and interest related thereto) to any federal, state, local, or regional taxing authority as a result of the Consideration hereunder.
6.    CONFIDENTIALITY.
6.1    Confidentiality. The terms and conditions of the [***] Agreement ([***]) are hereby incorporated by reference into this Agreement in their entirety and shall survive in accordance with this Agreement. For the avoidance of doubt, Kronos shall maintain the Transition, Genentech Materials, and the Program Materials as Confidential Information of Genentech. In the event of any conflict between the provisions of the [***] Agreement and the provisions of this Agreement, the provisions of this Agreement shall control.
6.2    Each Party agrees to keep strictly confidential and not disclose the terms of this Agreement (including the Consideration hereunder), information related to the Dispute, or any associated negotiations, discussions and correspondence, except for disclosure:
(a)    to a court or government body having jurisdiction to require such disclosure;

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(b)    as required, and to the minimum amount required, to be appropriately responsive to any law or to any applicable rule or regulation of any governmental body claiming jurisdiction including SEC reporting requirements;
(c)    in any action or proceeding (including arbitration) to enforce this Agreement;
(d)    to its professional representatives or advisers, [***]; its directors, officers, principals and senior employees; its Affiliates and their respective directors, officers, principals and senior employees; provided the foregoing (of this Section 6.2(d)) have a need to know (including for the purpose of meeting its obligations or exercising it rights hereunder) and agrees to keep strictly confidential such information and agrees not to make any public comment in respect of the facts underlying the Dispute, the terms of this Agreement, or any associated negotiations, discussions and correspondence; and/or
(e)    any other person(s) with the prior written consent of the other Party to this Agreement.
6.3    Subpoenas & Other Disclosures.
(a)    Upon receipt of notice of the issuance of a subpoena, court order, or governmental inquiry which may reasonably lead to disclosure of this Agreement or its terms, the subpoenaed Party will notify all other Parties or their counsel in order to provide the other Parties with an opportunity to object to such production. In the event that disclosure of the Agreement or information related to the Dispute is ultimately required, the subpoenaed Party will apprise the third party to whom such disclosure is made of the confidential nature of the information disclosed and will use reasonable, good-faith efforts to secure and ensure the confidentiality and non-disclosure of the information by the third party. For the avoidance of doubt, nothing in this clause shall prevent any Party from providing information to any person exercising regulatory, supervisory, investigatory or prosecutory functions in the public interest, or from co-operating with a criminal investigation or prosecution, whether required by law or voluntarily (including but not limited to disclosure pursuant to applicable securities or to the Internal Revenue Service), or as required by law or judicial process. For the avoidance of doubt, a Party may acknowledge the existence of this Agreement to the extent necessary to implement and/or enforce any of the terms of this Agreement.
(b)    If a Party will be publicly disclosing information relating to this Agreement because it is required to do so to comply with statutory, regulatory or legal process requirements, including the reporting requirements under SEC rules or the rules of any national securities exchange on which it is listed, such Party intending to make such disclosure shall give the other Party at least [***] prior notice in writing of the text of the intended disclosure, unless such statutory, regulatory or legal process requirements would require earlier disclosure, in which event, the notice shall be provided as early as practicable. Each disclosing Party agrees to request confidential treatment with respect to the terms of this Agreement and to use commercially reasonable efforts to have redacted such provisions of this Agreement as the Parties may agree from any copies filed pursuant to such statutory, regulatory or legal process requirements. If any Party determines that it will be required to file this Agreement as provided above, promptly after the giving of notice by such Party as contemplated above, the Parties will use commercially reasonable efforts to agree on those provisions of this Agreement that the Parties will seek to have redacted as provided above. If the Parties are unable to agree on the provisions of this Agreement that the Parties will seek to have redacted, the disclosure shall be limited to the minimum required, as determined by the Party required to make such disclosure in consultation with its legal counsel. The Parties acknowledge and agree that, to the extent information becomes a

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matter of public record upon its filing with the applicable court or regulatory agency, such information will then no longer be subject to any confidentiality restrictions hereunder.
6.4    No Waiver of Privilege. Nothing in this Agreement shall constitute a waiver of legal privilege (or equivalent) by any Party.
7.    INDEMNIFICATION
7.1    Indemnification by Kronos. Subject to Section 7.3 (Procedure), Kronos and its successors and assigns shall indemnify, defend and hold harmless Genentech, its Affiliates, and their respective directors, officers, and employees and the successors and assigns of any of the foregoing from and against any and all liabilities, damages, settlements, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) (collectively, “Loss” or “Losses”) arising, directly or indirectly out of or in connection with any third party claims, suits, actions, demands or judgments (“Third Party Claims”) relating to: (a) the gross negligence or willful misconduct of Kronos, its agents, employees, subcontractors, successors and assigns related to the CLA or this Agreement, (b) any corporate reorganization, restructure, workforce change, or change of control of Kronos (including any merger, reverse merger, or otherwise), or the sale or transfer of substantially all of Kronos assets and (c) breach of this Agreement, except in each case (a) through (c), to the extent caused by the negligence or willful misconduct of Genentech or otherwise subject to indemnification by Genentech under Section 7.2 (Indemnification by Genentech).
7.2    Indemnification by Genentech. Subject to Section 7.3 (Procedure), Genentech shall indemnify, defend and hold harmless Kronos its Affiliates and their respective directors, officers, and employees and the successors and assigns of any of the foregoing from and against any and all Losses arising, directly or indirectly out of or in connection with any Third Party Claims relating to: (a) [***], and (b) gross negligence or willful misconduct of Genentech, its agents, employees, subcontractors, successors and assigns related to the CLA or this Agreement, and (c) breach of this Agreement; except, in each case (a) through (c), to the extent caused by the negligence or willful misconduct of Kronos or otherwise subject to indemnification by Kronos under Section 7.1 (Indemnification by Kronos).
7.3    Procedure. If a Party intends to claim indemnification under this Agreement (the “Indemnitee”), it shall promptly notify the other Party (the “Indemnitor”) in writing of such alleged Loss. The Indemnitor shall have the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee. Any Indemnitee shall have the right to retain its own counsel at its own expense for any reason, provided, however, that if the Indemnitee shall have reasonably concluded, based upon a written opinion from outside legal counsel, that there is a conflict of interest between the Indemnitor and the Indemnitee in the defense of such action, the Indemnitor shall pay the fees and expenses of one law firm serving as counsel for the Indemnitee. The Indemnitee, its employees, agents, (and in the case of Kronos, its successors and assigns) shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any Third Party Claims covered by this Agreement. The obligations of this Article 7 (Indemnification) shall not apply to any settlement of any Third Party Claims if such settlement is effected without the consent of both Parties, which shall not be unreasonably withheld or delayed. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Section 7.3 (Procedure). It is understood that only Genentech and Kronos may claim indemnity under this Agreement (on its own behalf or on behalf of its Indemnitees), and other Indemnitees may not directly claim indemnity hereunder.

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7.4    Except as expressly provided under this Agreement (including Section 7.1 (Indemnification by Kronos) and 7.2 (Indemnification by Genentech)) or in connection with enforcement of this Agreement, no Party shall be liable for, obligated to or have any duty to indemnify the other Party for any damages, losses, claims, liabilities, obligations, commitments, costs or expenses, including attorneys’ fees and costs, incurred by the other Party arising out of or related to any claim asserted by a Third Party relating in any way to the subject matter of the Dispute, the CLA, or this Agreement; provided, however, that this Section 7.4 shall not prevent any Party from bringing a claim based on breach of this Agreement by the other Party.
8.    MISCELLANEOUS.
8.1    Entire Agreement. The recitals set forth at the beginning of this Agreement are incorporated by reference and made an essential part of this Agreement. This Agreement, together with the [***] Agreement, constitutes the entire agreement and understanding of the Parties and supersedes all prior negotiations and/or agreements, proposed or otherwise, written or oral, concerning the subject matter hereof. For the avoidance of doubt, except as provided herein, upon the Effective Date of this Agreement, the CLA is hereby canceled and voided and shall have no further legal effect for either Party, including with respect to any surviving provisions.
8.2    Amendments, Modifications & Waivers. No modification or amendment of this Agreement shall be binding unless in writing and signed by each of the Parties. No or waiver of the performance of any provision of this Agreement and no consent to any default under this Agreement shall be effective unless in writing and properly executed by or on behalf of the Party against whom such waiver or consent is claimed. Waiver by any Party of any default by the other Party shall not be deemed a waiver of any other default. Failure of a Party to insist on performance of any term or condition of this Agreement or to exercise any right or privilege hereunder shall not be construed as a continuing or future waiver of such term, condition, right or privilege. No course of dealing or failure of any Party to strictly enforce any term, right or condition of this Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition.
8.3    Authority to Execute Agreement. Each of the Parties to this Agreement covenants, agrees, represents and warrants that the persons executing this Agreement are authorized and empowered to enter into and execute this Agreement for and on behalf of the person or entity they represent. This Agreement is binding upon and shall inure to the benefit of the Parties’ heirs, acquirers, successors and assigns.
8.4    Arbitration. Any claims or disputes arising out of or relating to this Agreement including the determination of the scope or applicability of this agreement to arbitrate, shall be resolved at the request of any Party (and Notice to the other party), by confidential, binding and expedited arbitration in [***] conducted by the American Arbitration Association in accordance with the then prevailing [***] (“Rules”), before three arbitrators. Each Party shall select [***]. If a Party fails to [***], the necessary appointments shall be made in accordance with the Rules. Once appointed by a Party, such Party shall have no ex parte communication with its appointed arbitrator. At the request of either Party, the arbitrators shall enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings. In rendering the award, the arbitrators shall determine the rights and obligations of the Parties according to the substantive and procedural [***], without regard to conflicts of laws principles. The arbitrators shall be instructed and required to render a written, binding, non-appealable resolution and award on each issue that clearly states the basis upon which such resolution and award is made. The prevailing Party, as determined by the arbitrators, shall be entitled to (a) its share of fees and expenses of the arbitrators and (b) its attorneys’ fees and associated costs and expenses. Each Party agrees that, notwithstanding any provision of applicable law or of this Agreement, it will not request, and the arbitrators shall have no authority to award, punitive or

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exemplary damages against any Party. Judgment upon such award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and order for enforcement.
8.5    Subject Matter Exclusions: Notwithstanding the provisions of Section 8.4 (Arbitration), any dispute that involves [***]; and (b) that is issued in any other country shall be brought before an appropriate regulatory or administrative body or court in that country, and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.
8.6    Compliance with Law. Each Party agrees to comply with all applicable laws, rules and regulations in connection with its obligations under this Agreement.
8.7    No Duress or Undue Influence. This Agreement is the result of good faith and voluntary negotiations and will be deemed to have been drafted jointly by the Parties and therefore no provision of this Agreement shall be construed against any Party on the theory that such Party drafted such provision. This Agreement is executed voluntarily and without duress or undue influence on the part of or on behalf of any of the Parties, or of any other person, firm, or other entity.
8.8    No Challenge. Each Party agrees that it will not seek to challenge or to have determined invalid, void or unenforceable any provision of this Agreement. The Parties understand that this Agreement provides for the relinquishment of legal rights and each has sought the advice of legal counsel, which each Party has encouraged the other to seek.
8.9    Reliance on Own Counsel. In entering into this Agreement, the Parties acknowledge that they have relied upon the legal advice of their respective attorneys, who are the attorneys of their own choosing; that such terms are fully understood and voluntarily accepted by them and their attorneys; and that, other than the consideration set forth herein, no promises or representations of any kind have been made to them by the other Parties. The Parties represent and acknowledge that in executing this Agreement they did not rely, and have not relied, upon any representation or statement, whether oral or written, made by the other Parties or by the other Parties’ attorneys, agents or representatives with regard to the subject matter, basis or effect of this Agreement or otherwise.
8.10    Independent Parties. Nothing in this Agreement shall be deemed to create an agency, joint venture or partnership relationship between the Parties.
8.11    Costs & Drafting. Each Party shall bear its own costs, fees and expenses in any way related to the negotiation, preparation, execution and delivery of this Agreement and the performance of any obligations and releases contained herein. The Parties agree that this Agreement is to be construed and interpreted without regard to the identity of the drafting Party. The Parties acknowledge that this Agreement has been mutually reviewed and has been approved as to its form and content.
8.12    Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof or thereof.
8.13    Cooperation. Each Party covenants and agrees, severally and for itself and its Affiliates, to take additional actions that may be reasonably necessary or appropriate to fully effectuate the terms, intent, and conditions of this Agreement, including (upon the written request of the other Party) to execute or deliver any instrument, furnish any information, or perform any other act reasonably necessary to carry out the terms of this Agreement without undue delay or expenses.

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8.14    Injunctions. Notwithstanding Section 8.4 (Arbitration), each Party acknowledges and agrees that money damages may not be a sufficient remedy for any breach of any of this Agreement by the other Party and that the non-breaching Party shall be entitled to seek equitable relief, including a temporary restraint, a preliminary injunction, a permanent injunction and specific performance for any such breach. Such remedies are not to the exclusion of remedies for a breach of any of this Agreement, but will be in addition to all other remedies available at law or equity.
8.15    Breach. Any breach of this Agreement by any of a Party’s agents, partners, Affiliates, successors, or assigns (including in the event of any change of control, merger, reverse merger, or otherwise) shall be deemed to be a breach by such Party. Each Party, together with its Affiliates, successors and assigns shall be jointly and severally liable for such Party’s obligations under this Agreement.
8.16    Notices. Any notice pursuant to this Agreement shall be provided, by (i) email, followed by sending a courtesy copy by first class mail or express delivery service, or (ii) first class mail or express delivery service, followed by sending a courtesy copy by email. Notice shall be deemed effective upon actual receipt of the same. Any Party may change its address by giving the other Party written notice, delivered in accordance with this Section 8.16 (Notices).
If to Kronos:
Attn: [***]
Email:
with required copies (which shall not constitute notice) to:
[***]
Attn: [***]
Email:
If to Genentech:
If to Genentech: [***]
Email:
with required copies (which shall not constitute notice) to:
Genentech, Inc.
Attn: [***]
Email:
8.17    Severability. The Parties do not intend to violate any public policy or statutory or common law. However, if any sentence, paragraph, clause or combination or part thereof of this Agreement is in violation of any law or is found to be otherwise unenforceable, such sentence, paragraph, clause or combination or part of the same will be deleted and the remainder of this Agreement will remain binding, provided that such deletion does not alter the basic purpose and structure of this Agreement.
8.18    Waiver. No course of dealing or failing of either Party to strictly enforce any term, right or condition of this Agreement in any instance will be construed as a general waiver or relinquishment of such term, right or condition. The observance of any provision of this Agreement may be waived (either generally or

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any given instance and either retroactively or prospectively) only with the consent of the Party granting such waiver.
8.19    Assignment. The Agreement shall not be assignable in whole or in part by either Parties without the prior written consent of the other Party, except to any Affiliate, or a successor or assign in connection with a merger, acquisition or sale of such Party, or of all or substantially all of the business to which this Agreement relates, provided that such Affiliate, successor, or assignee agrees in writing for the benefit of the other Party, to assume all of the obligations of the assigning Party hereunder. Any purported assignment in violation of this Section 8.19 (Assignment) shall be void. This Agreement shall be binding upon, and inure to the benefit of, the permitted successors and assigns of the Parties.
8.20    Applicable Law. This Agreement (including the provisions of Section 8.4 (Arbitration)) shall be governed by and interpreted in accordance with the laws of the [***], without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Agreement.
8.21    Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. For purposes hereof, a facsimile copy, electronic copy, or email with attached .pdf copy, of this Agreement, including the signature pages hereto, will be deemed to be an original. Notwithstanding the foregoing, the Parties will deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.
8.22    Electronics Signatures. The Parties agree that as alternative to handwritten signatures on a hardcopy, eSignature[s] of duly authorized representatives of the Parties may be used. “eSignature[s]” means: (i) a signature that consists of one or more letters, characters, numbers or other symbols in digital form incorporated in, attached to or associated with the electronic document, (ii) that is unique to the person executing the signature the technology or process used to make the signature is under the sole control of the person making the signature the technology or process can be used to identify the person using the technology or process, and (iii) the electronic signature can be linked with an electronic document in such a way that it can be used to determine whether the electronic document has been changed since the electronic signature was incorporated in, attached to or associated with the electronic document.
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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement effective as of the Effective Date.

F. Hoffmann-La Roche Ltd.		F. Hoffmann-La Roche Ltd.
By:	[***]	By:	[***]
Printed Name:	[***]	Printed Name:	[***]
Title:	[***]	Title:	[***]
Date:	12/20/2024	Date:	12/20/2024

Kronos Bio, Inc.		Genentech, Inc.
By:	/s/ Deborah Knobelman	By:	[***]
Printed Name:	Deborah Knobelman	Printed Name:	[***]
Title:	CEO	Title:	[***]
Date:	12/20/2024	Date:	12/20/2024